CERTAIN INFORMATION, IDENTIFIED BY [*****], HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED. Exhibit 10.1 AMENDMENT NO. 2 TO LOAN ORIGINATION AGREEMENT THIS AMENDMENT NO. 2 TO LOAN ORIGINATION AGREEMENT (this “Amendment”) is made as of April 16, 2021 (the “Effective Date”) by and between GreenSky, LLC, a Georgia limited liability company (“Servicer”), and BMO Harris Bank N.A., a national banking association (“Lender”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Origination Agreement (as defined herein). WITNESSETH: WHEREAS, Lender and Servicer have previously entered into that certain Loan Origination Agreement dated as of November 5, 2018, as amended (collectively, the “Loan Origination Agreement”); WHEREAS, Lender and Servicer desire to amend the Loan Origination Agreement as set forth herein; NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Servicer hereby agree as follows: 1. The Loan Origination Agreement is hereby amended as follows: a. Section 2.01(a)(ii) of the Loan Origination Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof: “(ii) Commitment Amount. Subject to the terms and conditions hereof, during the Term of this Loan Origination Agreement including any renewal of the Term and for such longer periods as specified in Article VI, Lender will fund Loans originated as part of the GreenSky® Program that meet the Underwriting Criteria up to a maximum of $[*****] in aggregate Outstanding Principal Balances owned by Lender at any time (the “Commitment Amount”); provided, however, [*****]. The Commitment Amount and the monthly loan origination limit may be further increased by written agreement between the Parties.” b. Section 2.01(c)(iii) of the Loan Origination Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof: “(iii) [*****]” 2. Except as expressly amended hereby, the Loan Origination Agreement shall remain in full force and effect.

Classification: Internal Use 2 3. This Amendment may be executed and delivered by Lender and Servicer in facsimile or PDF format and in any number of separate counterparts, all of which, when delivered, shall together constitute one and the same document. [Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written. SERVICER: GREENSKY, LLC By: /s/ Timothy D. Kaliban Name: Timothy D. Kaliban Title: President LENDER: BMO HARRIS BANK N.A. By: /s/ Mark Shulman Name: Mark Shulman Title: Head Consumer Lending & Chief CRA Officer